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                                                                  EXHIBIT 10(B)
                            CHECKFREE CORPORATION


                       TERMINATION OF VOTING AGREEMENT

         This Termination of Voting Agreement is made as of this 19th day of April, 1996, among Peter J. Kight ("Kight"), Mark A. Johnson ("Johnson"), Greylock Limited Partnership ("Greylock"), Highland Capital Partners Limited Partnership ("Highland"), and Tribune Company ("Tribune").


                                    RECITALS

         A. The parties hereto entered into a Voting Agreement, dated as of December 2, 1994 (the "Voting Agreement"), whereby they agreed to vote their shares of common stock of Checkfree Corporation ("Checkfree"), $.01 par value (the "Checkfree Common Stock"), in connection with the election of Checkfree's Board of Directors.

         B. William S. Kaiser, Greylock's nominee to the Checkfree Board of Directors, resigned effective March 21, 1996 and Paul A. Maeder, Highland's nominee to the Checkfree Board of Directors, resigned effective April 17, 1996.

         C. The parties hereto desire to terminate all rights and obligations under the Voting Agreement under the terms and conditions in this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter contained, the parties hereto agree as follows:

         Section 1. TERMINATION OF VOTING AGREEMENT. The Voting Agreement is terminated effective the date of this Agreement, and none of the parties thereto shall have any continuing rights or obligations under such Voting Agreement.

         Section 2. ENFORCEABILITY. This Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms.

         Section 3. GOVERNING LAW. The validity, interpretation, and construction of this Agreement shall be governed by Delaware law, without reference to Delaware's choice of law rules.

         Section 4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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         IN WITNESS WHEREOF, the parties hereto have executed this Termination of Voting Agreement as of the date set forth above.


                               /s/ Peter J. Kight
                                   -----------------------------------
                                   Peter J. Kight


                               /s/ Mark A. Johnson
                                   -----------------------------------
                                   Mark A. Johnson


                               GREYLOCK LIMITED PARTNERSHIP


                               By: /s/ William S. Kaiser
                                   -----------------------------------
                                   William S. Kaiser, A General Partner


                               HIGHLAND CAPITAL PARTNERS
                               LIMITED PARTNERSHIP


                               By: /s/ Paul A. Maeder
                                   -----------------------------------
                                   Paul A. Maeder, A General Partner


                               TRIBUNE COMPANY


                               By: /s/ Andrew J. Oleszczuk
                                   -----------------------------------
                                   Andrew J. Oleszczuk,
                                   Vice President/Corporate Development




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